UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2018

ZARTEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214122	98-1322537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 9, Melilea Tower, No. 6, Avenue 3,

The Horizon, Bangsar South, No. 8, Jalan Kerinchi,

59200, Kuala Lumpur.

 (Address of Principal Executive Offices)

+603 2242 0484

(Registrant’s telephone number, including area code)

_____________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 29, 2018, our majority stockholder, holding 99% of our outstanding voting securities (“Majority Shareholder”), executed written consent approving the following corporate action (“Corporate Action”):

▪

Amend our Articles of Incorporation to change the name of the Corporation from Zartex, Inc. to Cannis, Inc.

The Corporate Action was adopted by written consent of our sole Director on November 29, 2018, and the sole Director recommended that the Corporate Action be presented to our shareholders for approval.

The Company intends to immediately file an Issuer Company-Related Action Notification Form with FINRA to reflect the Corporate Action and to request a voluntary symbol change. At or after the filing with FINRA, the Company will file an Amendment to its Articles of Incorporation with the State of Nevada to reflect the Corporate Action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zartex, Inc.

(Registrant)

/s/ Eu Boon Ching

Eu Boon Ching

Chief Executive Officer

Date: November 29, 2018

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